UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT AUGUST 21, 2000

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE 59-2663954
      ----------------------------------   ---------  --------------------------
      (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)


              2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA    33445

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A



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ITEM 5.  OTHER EVENTS

On August 21, 2000, Office Depot, Inc. issued a press release announcing a number of changes in its management organization, including the elimination of the position of President, North America and the departure of Shawn McGhee, who formerly held that position, from the Company. In addition, the Company named Presidents of its North American BSG and its European operations, as well as a variety of other promotions. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                    99.1 Press Release dated August 21, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     OFFICE DEPOT, INC.

Date:  August 22, 2000                               By: /S/ DAVID C. FANNIN



                                                     David C. Fannin
                                                     Senior Vice President and
                                                     General Counsel